Exhibit 10.2


NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.


                        CONVERTIBLE PROMISSORY NOTE

$250,000                                   Date of Issuance: June 4, 2002

For value received, Biophan Technologies, Inc. a Nevada corporation (the "Company"), promises to pay to Biomed Solutions, LLC (the "Lender"), the principal sum of $250,000, or such lesser amount as shall have been advanced hereunder from time to time, together with interest from the date of this Note on the unpaid principal balance as provided in Section 2 below. This
Note is the Note referred to in the Line of Credit Agreement between Company and Lender dated June 4, 2002. This Note is subject to the following terms and conditions.

1.   Maturity

     The principal and all accrued interest under this Note shall be due and payable as provided in Section 3 on September 1, 2002 (the "Maturity Date"). Notwithstanding the foregoing, the entire unpaid principal sum of this Note, together with all accrued interest thereon, shall become immediately due and payable as provided in Section 3 upon the occurrence of an Event of Default (as hereinafter defined).

2.   Interest

(a)   Interest Rate

     The outstanding principal hereunder will bear interest at the rate of 8% per annum.

(b)   Interest Payments
     Interest on the outstanding principal shall be payable at the rate set forth above and shall be payable at such time as the outstanding principal amount hereof is otherwise due and payable. Interest shall be computed on the basis of a three hundred sixty (360)-day year and actual days elapsed.

(c)   Reduction of Interest
     If at any time, the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by the Lender as compensation for fees, services or expenses incidental to the making, negotiating or collection of any advance evidenced hereby, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum of rate of interest permitted to be charged by the Lender to the Company, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

3.    Conversion

(a)    Investment by the Lender

    The entire principal amount of and accrued interest on this Note may, at the Lender's option, be converted into shares of the Company's common stock (the "Note Shares") at any time prior to payment in full. The number of Note Shares to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the entire principal amount of this Note plus accrued interest by (ii) the Conversion Price (defined below), rounded to the nearest whole share. The Note Shares shall bear "piggyback" registration rights as set forth in the Warrant.

(b)    Conversion Price

    The Conversion Price shall be equal to the lesser of (a) 80% of the volume weighted average price for the Company's Common Stock for the 5
    (five) trading days prior to the Date of Issuance or (b) 80% of the volume weighted average price for the Company's Common Stock for the 5
    (five) trading days prior to the Maturity Date.

(c)    Mechanics and Effect of Conversion

    No fractional shares of the Company's capital stock will be issued upon conversion of this Note. In lieu of any fractional share to which the Lender would otherwise be entitled, the Company will pay to the Lender in cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted into such fractional share. Upon conversion of this Note pursuant to this Section 3, the Lender shall surrender this Note, duly endorsed, along with the form of Notice of Conversion attached hereto as Exhibit A, at the principal offices of the Company or any transfer agent of the Company. At its expense, the Company will, as soon as practicable thereafter, issue and deliver to such Lender, at such principal office, a certificate or certificates for the number of shares to which such Lender is entitled upon such conversion, together with other securities and property to which the Lender is entitled upon such conversion under the terms of this Note, including a check payable to the Lender for any cash amounts payable as described herein. Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

4.    Payment

    All payments shall be made in lawful money of the United States of America at such place as the Lender hereof may from time to time designate in writing to the Company. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal. The Company shall have the right to prepay this Note, in whole or in part, prior to the Maturity Date without penalty.

5.    Events of Default

    The occurrence of any of the following shall constitute an "Event of Default" hereunder:

(a)    Failure to Pay

    The Company shall fail to pay (i) any principal payment within 30 days after the Maturity Date or (ii) any interest or other payment required pursuant to the terms hereof on the date due; or

(b)    Breaches of Covenants

    The Company shall fail to observe or perform any covenant, obligation, condition or agreement contained herein (other than failure to pay as specified in Section 5(a) of this Note) and (i) such failure shall continue for more than 15 days, or (ii) if such failure is not curable within such 15 day period, but is reasonably capable of cure within 30 days, the Company shall have commenced to cure the default within the original 15 days and completed the cure within 30 days; or

(c)    Voluntary Bankruptcy or Insolvency Proceedings

    The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted pursuant to any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts pursuant to any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it which is not dismissed within 90 days, or

(d)    Involuntary Bankruptcy or Insolvency Proceedings

    Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof pursuant to any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 120 days of commencement.

6.    Rights of Lender upon Default

    Upon the occurrence or existence of any Event of Default and at any time thereafter during the continuance of such Event of Default, Lender may, by written notice to the Company, declare all outstanding obligations payable as provided in Section 3 by the Company hereunder to be immediately due and payable as provided in Section 3 without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default, Lender's rights, powers or remedies shall be limited to those granted to it hereunder or pursuant to the Pledge and Security Agreement.

7.    Transfer, Successors and Assigns

    The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, the Lender may not assign, pledge, or otherwise transfer this Note except in compliance with Section 12(d) hereof. Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Lender. Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered Lender of this Note. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of Lender except in connection with an assignment in whole to a successor corporation to the Company, provided that such successor corporation acquires all or substantially all of the Company's property and assets and PROVIDED FURTHER THAT none of the Lender's rights hereunder are impaired.

8.    Governing Law

    This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

9.    Notices

    Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), or one day after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

10.    Amendments and Waivers

    Any term of this Note may be amended or waived only with the written consent of the Company and Lender. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Company, the Lender and each transferee of the Note.

11.    Shareholders, Officers and Directors Not Liable

    Except as expressly provided in the Pledge and Security Agreement, in no event shall any shareholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

12.    Representations and Warranties of Lender and Transfer Restrictions

    Lender hereby represents and warrants to the Company with respect to the purchase of this Note and any equity security of the Company issued upon conversion of (or with respect to) this Note (the "Note Shares"):

(a)    Binding Obligation
    The Lender has full legal capacity, power and authority to execute and deliver this Note and to perform its obligations hereunder. This Note is a valid and binding obligation of the Lender, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

(b)    Investment and Accredited Investor

    The Lender understands that the investment in the Note and the Note Shares is a speculative investment, and represents that it is aware of the business affairs and financial condition of the Company, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Note, and that it is purchasing the Note for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" within the meaning of the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws. Lender further represents that it understands that the Note and the Note Shares have not been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the Lender's investment intent as expressed herein. The Lender acknowledges and understands that the Note and the Note Shares must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws or unless exemptions from such registration and qualification requirements are available, and that the Company is under no obligation to register or qualify the Note or the Note Shares. The Lender is an accredited investor as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act.

(c)    Access to Data

    The Lender acknowledges that it has had an opportunity to discuss the Company's business, management and financial affairs with its officers and directors. The Lender understands that such discussions as well as any written information issued by the Company were intended to describe the aspects of the Company's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

(d)    Restrictions on Transferability

    The Note and the Note Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 12(d), which conditions are intended to ensure compliance with the provisions of the Securities Act. The Lender will cause any proposed purchaser, assignee, transferee, or pledge of the Note and the Note Shares held by the Lender to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 13(d). Prior to any proposed sale, assignment, transfer or pledge of this Note or the Note Shares (collectively the "Restricted Securities"), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Lender shall give written notice to the Company of the Lender's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accomplished at the Lender's expense by either (i) an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Securities and Exchange Commission (the "Commission") to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Lender of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Lender to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to the Commission's Rule 144, an appropriate restrictive legend, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for the Lender and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

13.    Treatment of Note

    To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.


                                      BIOPHAN TECHNOLOGIES, INC.:

                                      By: /s/Guenter Jaensch
                                          ------------------------
                                      Name:  Guenter Jaensch
                                            ----------------------
                                      Title:  Chairman
                                             ---------------------

                                      AGREED TO AND ACCEPTED:
                                      LENDER:

                                      By:    /s/Michael L. Weiner
                                             ---------------------
                                      Name:  Michael L. Weiner
                                             ---------------------
                                      Title: Manager
                                             ---------------------



                                 EXHBIT A

                           NOTICE OF CONVERSION


The undersigned hereby elects to convert principal and interest under the Convertible Promissory Note of Biophan Technologies, Inc., (the "Company") issued on June 4, 2002, into shares of common stock, $0.005 par value per share (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Lender for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Company's Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act.

Conversion calculations:

                          Date to Effect Conversion:

                          Principal Amount of Debentures to be Converted

                          Payment of Interest in Kind

                          Number of shares of Common Stock to be Issued:

                          Applicable Conversion Price:

                          Signature:

                          Name:

                          Address: